 Exhibit 10.2

FOURTH AMENDMENT

TO

AMENDED AND RESTATED LOAN AGREEMENT

This Fourth Amendment to Amended and Restated Loan Agreement (this “Amendment”), dated as of July 27, 2016, is entered into among Lithia Motors, Inc., an Oregon corporation (the “Company”), each of the Subsidiaries of the Company listed on the signature pages of this Amendment (together with the Company, each a “Borrower” and any two or more “Borrowers”), the Lenders under the Loan Agreement described below that are signatories to this Amendment, and U.S. Bank National Association, as Agent for the Lenders (in such capacity, “Agent”).

R E C I T A L S:

A.     The Company, certain of its Subsidiaries, the Lenders and Agent have entered into an Amended and Restated Loan Agreement dated as of October 1, 2014, as amended by a First Amendment to Amended and Restated Loan Agreement dated as of February 20, 2015, by a Second Amendment to Amended and Restated Loan Agreement dated as of December 18, 2015 and by a Third Amendment to Amended and Restated Loan Agreement dated as of February 25, 2016 (as so amended, the “Loan Agreement”).

B.     The Company has (a) arranged for an increase in the Aggregate New Vehicle Floorplan Commitment in an aggregate amount of $200,000,000 (the “July 2016 Increase”) pursuant to the provisions of Section 6.12 of the Loan Agreement (prior to giving effect to the amendments set forth in this Amendment), (b) requested that the Agent and the Lenders agree to (1) increase the “Aggregate Commitment” specified in the Loan Agreement from $1,850,000,000 to $2,050,000,000, (2) increase the maximum allowable amount of the “Aggregate Revolving Loan Commitment” specified in the Loan Agreement to $400,000,000, (3) increase the maximum allowable amount of the “Aggregate Used Vehicle Floor Plan Commitment” specified in the Existing Loan Agreement to $350,000,000 and (4) extend the Termination Date set forth in the Loan Agreement to July 27, 2021, and (c) requested that the Agent and the Lenders agree to the other amendments to the Loan Agreement set forth herein.

C.     The Lenders that are signatories to this Amendment, constituting all of the Lenders under the Loan Agreement and all of the Increasing Lenders and Additional Lenders with respect to the July 2016 Increase, have agreed to amend the Loan Agreement as set forth herein.

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Exercise of Increase Option. Pursuant to and in accordance with the provisions of Section 6.12 of the Loan Agreement (prior to giving effect to the amendments set forth in this Amendment), the Company has arranged for the increase in the Aggregate New Vehicle Floorplan Commitment in an aggregate amount of $200,000,000 to be provided by one or more Lenders (each Lender so agreeing to an increase in its Commitment, an “Increasing Lender”), and by one or more new banks, financial institutions or other entities (each such new bank, financial institution or other entity, an “Additional Lender”), which Lender or Lenders shall increase their existing Commitments. In furtherance thereof, (i) in the case of an Increasing Lender, the Agent, Borrowers and each such Increasing Lender shall execute an Increasing Lender Agreement substantially in the form of Exhibit N to the Loan Agreement, (ii) in the case of an Additional Lender, the Agent, Borrowers and each such Additional Lender shall execute an Additional Lender Agreement substantially in the form of Exhibit M to the Loan Agreement, and (iii) the Borrowers, the other Loan Parties, each Increasing Lender, and each Additional Lender shall deliver to Agent such other documents or amendments to the existing Loan Documents as Agent reasonably deems necessary.

2.     Amendments to Certain Existing Definitions. The definitions of the following defined terms in Section 1.1 of the Loan Agreement are deleted and replaced with the following defined terms:

“Aggregate Commitment” means, at any time, the sum of the Aggregate New Vehicle Floorplan Commitment, plus the Aggregate Used Vehicle Floorplan Commitment, plus the Aggregate Revolving Loan Commitment, as adjusted from time to time pursuant to the terms hereof, provided that, except as provided in Section 6.12, the Aggregate Commitment shall not be more than $2,050,000,000.00.

“Aggregate Revolving Loan Commitment” means, at any time, the aggregate of the Revolving Loan Commitments of all Lenders at such time; provided that the Aggregate Revolving Loan Commitment shall not at any time be more than $400,000,000.00.

“Aggregate Used Vehicle Floorplan Commitment” means, at any time, the aggregate of the Used Vehicle Floorplan Commitments of all Lenders at such time; provided that the Aggregate Used Vehicle Floorplan Commitment shall not at any time be more than $350,000,000.00.

“Letter of Credit Commitment” (which is a sublimit of the Revolving Loan Commitment) means an amount equal to $50,000,000.00.

“Permitted New Dealership” means a Dealership (a)(i) 100% (or if the Company is not permitted to hold 100% of such Equity Interests because of limitations imposed by the relevant manufacturer's franchise agreement, at least 80%) of the Equity Interests of which are owned, directly or indirectly by the Company or (ii) that is a Minority Dealer Subsidiary, (b) which is organized to own and operate a newly established automobile dealership point, and (c) with respect to which the Loan Parties have complied with the requirements of Section 12.17.

“Termination Date” means July 27, 2021, or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

3.     New Definitions. Section 1.1 of the Loan Agreement is amended by adding the following new definitions, in alphabetical order:

“Fourth Amendment” means the Fourth Amendment to Amended and Restated Loan Agreement, dated as of July 27, 2016, among the Borrowers, the Lenders, and the Agent.

“Fourth Amendment Effective Date” means July 27, 2016, the effective date of the Fourth Amendment.

“Minority Dealer” means a Minority Dealer Affiliate or a Minority Dealer Subsidiary; provided, that the Company shall not designate more than a total of three Minority Dealers at any one time.

“Minority Dealer Affiliate” means a Person, designated in writing by the Company to Agent from time to time, in which one or more Minority Dealer Partners owns, directly or indirectly, more than 50% of the equity ownership interests of such Person and in which a Loan Party owns equity ownership interests of such Person and such equity ownership interests represent less than 50% of the equity ownership interests of such Person.

“Minority Dealer Partner” means an individual of ethnic minority descent who owns or has the right to acquire, directly or indirectly, equity ownership interests of a Minority Dealer.

“Minority Dealer Subsidiary” means a Subsidiary of the Company, designated in writing by the Company to Agent from time to time, in which one or more Minority Dealer Partners owns, directly or indirectly, less than 50% of the equity ownership interests of such Subsidiary and has the right to acquire, directly or indirectly, in the aggregate, more than 50% of the equity ownership interests of such Subsidiary.

4.     Deletion of Definition. Section 1.1 of the Loan Agreement is amended by deleting the definition of “New Dealership” in its entirety.

5.     Increase Option. Section 6.12.1 of the Loan Agreement is deleted and replaced with the following:

6.12.1     The Company may from time to time request an increase in the Aggregate New Vehicle Floorplan Commitment, in minimum increments of $50,000,000.00 or such lower amount as is agreed to between the Company and Agent, so long as, after giving effect thereto, (a) the aggregate amount of all such increases requested after the Fourth Amendment Effective Date does not exceed $350,000,000.00, and (b) the Aggregate Commitment does not exceed $2,400,000,000.00.

6.     Reallocation of Commitments. Section 6.17.3 of the Loan Agreement is deleted and replaced with the following:

6.17.3 Following any Reallocation, (a) the Aggregate Commitment shall not change; (b) the Aggregate New Vehicle Floorplan Commitment shall not be less than the then outstanding principal balance of the New Vehicle Floorplan Loans and the New Vehicle Swing Line Loans (which, for purposes of this determination, shall not be deemed to be reduced by amounts in the PR Accounts); (c) the Aggregate Used Vehicle Floorplan Commitment shall not be (i) more than $350,000,000.00 or (ii) less than the then outstanding principal balance of the Used Vehicle Floorplan Loans and the Used Vehicle Swing Line Loans; and (d) the Aggregate Revolving Loan Commitment shall not be (i) more than $400,000,000.00 or (ii) less than the then outstanding principal balance of the Revolving Loans and Revolving Swing Line Loans plus the LC Obligations and any Reserve Amount.

7.     Representations and Warranties. The last sentence of Section 10.8 of the Loan Agreement is deleted and replaced with the following:

All of the outstanding capital stock or other Equity Interests of each such Subsidiary has been validly issued, is fully paid and nonassessable, and is owned (except for (a) Equity Interests of a Minority Dealer Subsidiary owned by one or more Minority Dealer Partners or (b) up to 20% of the Equity Interests of a Subsidiary that a Loan Party is not permitted to own because of limitations imposed by the relevant manufacturer’s franchise agreement), directly or indirectly, by the Company free and clear of all Liens.

8.     Mergers, Etc. Section 13.1.2 of the Loan Agreement is deleted and replaced with the following:

13.1.2     Notwithstanding the provisions of Section 13.1.1, the Company or any Subsidiary may sell (y) any Equity Interests in any Minority Dealer Subsidiary (provided such Equity Interests are sold to a Minority Dealer Partner in such Minority Dealer Subsidiary) and (z) all or substantially all of the assets of, or all or substantially all of its capital stock or Equity Interests in, any Dealership or other Subsidiary (or of any business unit or franchise of a Dealership or other Subsidiary), including any Minority Dealer Subsidiary, for not less than fair market value, if (a)(i) the sales price (excluding real property and Vehicle inventory) for the assets or Equity Interests of a Subsidiary is not more than $20,000,000.00 and the sales price (excluding real property and Vehicle inventory) for all sales pursuant to this Section 13.1.2 does not exceed $50,000,000.00 in any period of twelve consecutive months, provided that this clause (i) shall not apply to the sale of any Equity Interests in any Minority Dealer Subsidiary sold to a Minority Dealer Partner; (ii) no Default shall exist immediately prior to or upon giving effect to any such sale; and (iii) the conditions in Section 13.1.1 are satisfied, or (b) Required Lenders have consented in writing to the sale and each Loan Party has complied with all terms and conditions of such consent.

9.     Liens. The last sentence of Section 13.3 of the Loan Agreement is deleted and replaced with the following:

Notwithstanding the foregoing, except for Liens in favor of Agent, there shall not be any Liens on any of the capital stock or other Equity Interests of any Subsidiary except for capital stock or Equity Interests owned, directly or indirectly, by a Person other than the Company or any Subsidiary where such ownership is otherwise permitted by this Agreement.

10.     Restricted Payments. The last sentence of Section 13.4 is deleted and replaced with the following:

Notwithstanding the foregoing, and so long as no Default or Event of Default has occurred and is continuing or would exist after giving effect thereto, (x) the Company or any Subsidiary may acquire, from time to time, any Equity Interests in any Minority Dealer Subsidiary, directly or indirectly, from a Minority Dealer Partner, (y) the Company may pay dividends on its capital stock, and (z) the Company may repurchase shares of its capital stock.

11.     Investments.

11.1     Subsection (k) of Section 13.6 of the Loan Agreement is deleted and replaced with the following subsection (k):

(k)     (i) Investments by the Company consisting of the equity ownership interests of Minority Dealers and (ii) Investments by the Company not exceeding $60,000,000 in the aggregate consisting of loans to Minority Dealers or the Minority Dealer Partners in such Minority Dealers;

11.2     Clause (z) of the last sentence of Section 13.6 of the Loan Agreement is deleted and replaced with the following clause (z):

(z) the Company shall not, and shall not permit any Subsidiary to, create or acquire, or make any Investment in any Subsidiary, not organized under the laws of a State of the United States or a province or the federal laws of Canada.

12.     Transactions with Affiliates. Section 13.7 of the Loan Agreement is deleted and replaced with the following:

13.7     Transactions with Affiliates. Other than service agreements with DiMar Holdings, LLC and its subsidiaries and Minority Dealer Affiliates, each Borrower shall not, and the Company shall not permit any Subsidiary to, enter into any transaction with any Affiliate, except a Loan Party, including without limitation, the purchase, sale, or exchange of property or the rendering of any service, except in the ordinary course of business and upon fair and reasonable terms no less favorable to it than those that would prevail in a comparable arm’s length transaction with a Person not an Affiliate.

13.     Indebtedness. Subsections (e), (j) and (l) of Section 13.10 of the Loan Agreement are deleted and replaced with the following subsections (e), (j) and (l):

(e)     Subject to satisfaction of the requirements of Section 13.3(h) by each Other Floor Plan Lender, Funded Debt of the Dealerships with respect to Other Floor Plan Financing provided by Other Floor Plan Lenders.

(j)     Funded Debt in an aggregate principal amount not to exceed for the Company and its Subsidiaries $20,000,000.00 at any time outstanding, provided that such indebtedness is either unsecured or is purchase money indebtedness incurred to acquire equipment which is secured only by the equipment acquired and such equipment secures only the obligation to pay the purchase price.

(l)     Additional Funded Debt, which together with all other Funded Debt permitted by this Section 13.10, excluding Indebtedness described in Section 13.10(a), Other Floor Plan Financing permitted by Section 13.10(e), and Indebtedness permitted under Section 13.10(o) and (p) (“Excluded Funded Debt”), does not at any time for the Company and all Subsidiaries exceed an aggregate outstanding principal amount of $900,000,000.00; provided that any such Indebtedness incurred after the Closing Date shall be unsecured, unless permitted to be secured by the terms of this Agreement. Notwithstanding any contrary provision hereof, the Funded Debt of the Company and its Subsidiaries (excluding Excluded Funded Debt, but including all other Funded Debt described in this Section 13.10) shall not at any time exceed an aggregate principal amount of $900,000,000.00.

14.     Permitted Acquisitions. Subsections (a) and (d) of Section 13.13 of the Loan Agreement are deleted and replaced with the following subsections (a) and (d):

(a)     The Acquisition consists of the acquisition by the Company, directly or indirectly, of (i) 100% of the Equity Interests of a Person that following the Acquisition will be a Dealership or, in the case of a Majority Acquisition, at least 80% of the Equity Interests, (ii) all or substantially all of the assets of a dealership, or of a business unit or line of business of a dealership, or (iii) Equity Interests in a Person that following the Acquisition will be a Minority Dealer Subsidiary.

(d)     Upon consummation of the Acquisition, the Person being acquired (or the Person acquiring the assets in an asset purchase) shall be (i) a Minority Dealer Subsidiary, (ii) a wholly owned (or in the case of a Majority Acquisition, at least 80% owned), direct or indirect, Subsidiary of the Company (an “Acquisition Subsidiary”), or (iii) shall be merged into the Company.

15.     Events of Default. Sections 14.1.4 and 14.1.5 of the Loan Agreement are deleted and replaced with the following:

14.1.4     (a) Any default occurs under or any Loan Party fails to pay, perform or comply with any material terms, conditions or obligations in any Collateral Document or (b) other than in accordance with the terms of such Collateral Document, any Lien created or purported to be created by any Collateral Document shall cease to be, or shall be asserted by any Person not to be, a valid, perfected Lien with a priority that is subject only to the Permitted Liens.

14.1.5     (a) Other than in accordance with the terms of the Loan Documents, any Guaranty or other Loan Document ceases to be, or shall be asserted by any Borrower or any Guarantor not to be, in full force and effect, or (b) any Guarantor shall attempt to revoke, repudiate, or limit any Guaranty.

16.     Schedule 1. Schedule 1 to the Loan Agreement is deleted and replaced with the Schedule 1 attached hereto.

17.     Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

17.1     Agent shall have received executed originals of this Amendment signed by Agent and each Borrower, Guarantor, and Lender, an Increasing Lender Agreement from each Increasing Lender, an Additional Lender Agreement from each Additional Lender, such promissory notes as any Lender requires, and such other Loan Documents as Agent requires and each Borrower and Guarantor shall have provided such information and satisfied such conditions as are required by Agent.

17.2     Agent shall have received documentation satisfactory to the Agent to establish the due organization, valid existence and (if applicable) good standing of each Loan Party; its qualification to engage in business in each jurisdiction in which it is engaged in business or required to be so qualified; its authority to execute and deliver this Amendment and perform any Loan Documents, as amended by this Amendment, to which it is a party and the identity, authority and capacity of each Person authorized to act on its behalf, which shall, without limitation, include certified copies of articles or certificates of incorporation and amendments thereto, bylaws and amendments thereto, certificates of good standing, existence and/or qualification to engage in business, corporate resolutions, incumbency certificates, and the like.

17.3     A favorable opinion of acceptable independent counsel for each Loan Party covering such matters as Agent or any Lender may reasonably request, including without limitation the matters specified in Sections 10.1, 10.2, and 10.3 of the Loan Agreement.

17.4     All conditions set forth in Section 6.12.3 of the Loan Agreement have been satisfied, including without limitation delivery to Lender of the certificate required by Section 6.12.3(a)(iv) of the Loan Agreement.

17.5     No Default shall have occurred and be continuing under the Loan Agreement, or will exist after giving effect to the transactions contemplated hereby and the amendments made by this Amendment.

17.6     All representations and warranties in the Loan Agreement and in this Amendment shall be true and correct in all material respects as of the date of this Amendment (except that such representations and warranties in the Loan Agreement that speak as of a specified date or period of time shall be true and correct in all material respects only as of such date or period of time).

18.     Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

19.     Reaffirmation; Release. By signing this Amendment or the attached Acknowledgment:

19.1     Each Loan Party affirms that the representations and warranties in each of the existing Loan Documents are true and correct in all material respects as of the date hereof (except that such representations and warranties that speak as of a specified date or period of time shall be true and correct in all material respects only as of such date or period of time), and agree that (i) except as amended previously or in connection herewith, each Loan Document is valid and enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors’ rights generally or by equitable principles) and (ii) such Loan Party has no claims, defenses, setoffs, counterclaims or claims for recoupment against Agent, the Lenders, the other Indemnified Persons or the indebtedness and obligations represented by the Notes, Guaranties, Collateral Documents and other Loan Documents.

19.2     Each Loan Party hereby releases, acquits, and forever discharges Agent, each Lender, their respective parent corporations, affiliates, subsidiaries, successors, assigns, officers, directors, employees, agents, attorneys and advisors (collectively, “Indemnified Persons”), and each of them, of and from any and all liability, claims, demands, damages, actions, causes of action, defenses, counterclaims, setoffs, or claims for recoupment of whatsoever nature, whether known or unknown, from the beginning of time to the date of this Amendment, whether in contract or tort or otherwise, arising directly or indirectly from, or in any way related to the Loan Agreement, this Amendment, the Notes, Collateral Documents and the other Loan Documents, any other indebtedness or obligations of any Loan Party to Agent or any one or more of the Lenders or to the relationship between any Loan Party and Agent, any Lender, or the Indemnified Persons.

20.     References. On and after the effective date of this Amendment, all references in the Loan Agreement and the other Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.

21.     Representations and Warranties. By signing this Amendment or the attached Acknowledgment, each Loan Party represents and warrants to Agent and the Lenders as follows:

21.1     Authorization. (a) It has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the “Amended Agreement”), (b) its execution, delivery and performance of this Amendment and the other Loan Documents to be executed, delivered or performed by it have been duly authorized by all necessary entity action, do not require the approval of any governmental agency or other Person, do not contravene any law, regulation, rule, order, or restriction of any Governmental Body binding on it or its articles of incorporation or other organizational documents, and do not contravene the provisions of or constitute a default under any agreement or instrument to which it is a party or by which it may be bound or affected, and (c) this Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Amended Agreement are the legally valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors’ rights generally or by equitable principles.

21.2     Absence of Default. No Default or Event of Default has occurred and is continuing or will exist after giving effect to the transactions contemplated by this Amendment.

22.     Expenses. Borrowers shall pay all reasonable costs, fees and expenses (including without limitation, reasonable attorney fees of Agent’s counsel) incurred by Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other document required to be furnished herewith.

23.     Recitals. The Recitals are hereby incorporated herein.

24.     Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of said counterparts taken together shall be deemed to constitute but one document.

[Signature pages follow]

25.     Disclosure. Under Oregon law, most agreements promises and commitments made by lender concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower's residence must be in writing, express consideration and be signed by the lender to be enforceable.

BORROWERS:

LITHIA MOTORS, INC.

By:	/s/ Bryan DeBoer
Name:	Bryan DeBoer
Title:	President/Chief Executive Officer

By:	/s/ John North
Name:	John North
Title:	VP of Finance/Chief Accounting Officer

CADILLAC OF PORTLAND LLOYD CENTER, LLC

CAMP AUTOMOTIVE, INC.

DARON MOTORS LLC

DCH (OXNARD) INC.

DCH BLOOMFIELD LLC

DCH CA, LLC

DCH CALIFORNIA MOTORS INC.

DCH DEL NORTE, INC.

DCH ESSEX INC.

DCH FREEHOLD LLC

DCH FREEHOLD-V, LLC

DCH KOREAN IMPORTS LLC

DCH MAMARONECK LLC

DCH MISSION VALLEY LLC

DCH MONMOUTH LLC

DCH MONTCLAIR LLC

DCH MOTORS LLC

DCH NANUET LLC

DCH NY MOTORS LLC

DCH OXNARD 1521 IMPORTS INC.

DCH RIVERSIDE-S, INC.

DCH SIMI VALLEY INC.

DCH TEMECULA IMPORTS LLC

DCH TEMECULA MOTORS II, INC.

DCH TEMECULA MOTORS LLC

DCH TORRANCE IMPORTS INC.

FREEHOLD NISSAN LLC

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

HUTCHINS EUGENE NISSAN, INC.

HUTCHINS IMPORTED MOTORS, INC.

LBMP, LLC

LDLC, LLC

LFKF, LLC

LGPAC, INC.

LITHIA ACDM, INC.

LITHIA BRYAN TEXAS, INC.

LITHIA CCTF, INC.

LITHIA CDH, INC.

LITHIA CIMR, INC.

LITHIA CJDO, INC.

LITHIA CJDSA, INC.

LITHIA CJDSF, INC.

LITHIA CM, INC.

LITHIA CO, INC.

LITHIA CSA, INC.

LITHIA DE, INC.

LITHIA DM, INC.

LITHIA DMID, INC.

LITHIA DODGE OF TRI-CITIES, INC.

LITHIA FBCS, LLC

LITHIA FLCC, LLC

LITHIA FMF, INC.

LITHIA FORD OF BOISE, INC.

LITHIA FRESNO, INC.

LITHIA HDM, INC.

LITHIA HGF, INC.

LITHIA HMID, INC.

LITHIA IMPORTS OF ANCHORAGE, INC.

LITHIA JEF, INC.

LITHIA KLAMATH, INC.

LITHIA LBGGF, INC.

LITHIA LHGF, INC.

LITHIA LSGF, INC.
LITHIA OF HONOLULU-A, INC.

LITHIA MBDM, INC.

LITHIA MEDFORD HON, INC.

LITHIA MMF, INC.

LITHIA MTLM, INC.

LITHIA NA, INC.

LITHIA NC, INC.

LITHIA ND ACQUISITION CORP. #1

LITHIA ND ACQUISITION CORP. #3

LITHIA ND ACQUISITION CORP. #4

LITHIA NDM, INC.

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

LITHIA NF, INC.

LITHIA NSA, INC.

LITHIA OF ABILENE, INC.

LITHIA OF ANCHORAGE, INC.

LITHIA OF BELLINGHAM, LLC

LITHIA OF BEND #1, LLC

LITHIA OF BEND #2, LLC

LITHIA OF BILLINGS II, LLC

LITHIA OF BILLINGS, INC.

LITHIA OF CLEAR LAKE, LLC

LITHIA OF CONCORD I, INC.

LITHIA OF CONCORD II, INC.

LITHIA OF CORPUS CHRISTI, INC.

LITHIA OF DES MOINES, INC.

LITHIA OF EUGENE, LLC

LITHIA OF EUREKA, INC.

LITHIA OF FAIRBANKS, INC.

LITHIA OF GREAT FALLS, INC.

LITHIA OF HELENA, INC.

LITHIA OF HONOLULU-BGMCC, LLC

LITHIA OF HONOLULU-V, LLC

LITHIA OF KILLEEN, LLC

LITHIA OF LODI, INC.

LITHIA OF MAUI-H, LLC

LITHIA OF MISSOULA II, LLC

LITHIA OF MISSOULA III, INC.

LITHIA OF MISSOULA, INC.

LITHIA OF POCATELLO, INC.

LITHIA OF PORTLAND, LLC

LITHIA OF ROSEBURG, INC.

LITHIA OF SANTA ROSA, INC.

LITHIA OF SEATTLE, INC.

LITHIA OF SOUTH CENTRAL AK, INC.

LITHIA OF SPOKANE II, INC.

LITHIA OF SPOKANE III, INC.
LITHIA OF SPOKANE, INC.

LITHIA OF STOCKTON, INC.

LITHIA OF STOCKTON-V, INC.

LITHIA OF TF, INC.

LITHIA OF WALNUT CREEK, INC.

LITHIA OF WASILLA, LLC

LITHIA RENO SUB-HYUN, INC.

LITHIA ROSE-FT, INC.

LITHIA SALMIR, INC.

LITHIA SEA P, INC.

LITHIA SEASIDE, INC.

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

LITHIA SOC, INC.

LITHIA TA, INC.

LITHIA TO, INC.

LITHIA TR, INC.

LITHIA VAUDM, INC.

LITHIA VF, INC.

LLL SALES CO LLC

LMBB, LLC

LMBP, LLC

LMOP, LLC

MEDFORD INSURANCE, LLC

MILFORD DCH, INC.

PARAMUS WORLD MOTORS LLC

SALEM-B, LLC

SALEM-H, LLC

SALEM-V, LLC

SHARLENE REALTY LLC

TUSTIN MOTORS INC.

By:	/s/ Bryan DeBoer
Name:	Bryan DeBoer
Title:	President/Chief Executive Officer

By:	/s/ John North
Name:	John North
Title:	VP of Finance/Chief Accounting Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as

Agent, Lender, Swing Line Lender, and LC Issuer

By:	/s/ Gilmore Hector
Name:	Gilmore Hector
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Jeffrey Calder
Name:	Jeffrey Calder
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

MERCEDES-BENZ FINANCIAL SERVICES

USA LLC, as Lender

By:	/s/ Michele Nowak
Name:	Michele Nowak
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

TOYOTA MOTOR CREDIT

CORPORATION, as Lender

By:	/s/ Thomas F. Miller
Name:	Thomas F. Miller
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

BMW FINANCIAL SERVICES NA, LLC, as

Lender

By:	/s/ Alex Calcasola
Name:	Alex Calcasola
Title:

By:	/s/ Patrick Sullivan
Name:	Patrick Sullivan
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

BANK OF AMERICA, NA, as Lender

By:	/s/ Dawn M. Winchell
Name:	Dawn M. Winchell
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

BANK OF THE WEST, as Lender

By:	/s/ Ryan Mauser
Name:	Ryan Mauser
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

KEYBANK NATIONAL

ASSOCIATION, as Lender

By:	/s/ Brian McDevitt
Name:	Brian McDevitt
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

NISSAN MOTOR ACCEPTANCE

CORPORATION, as Lender

By:	/s/ Todd Voorhies
Name:	Todd Voorhies
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

AMERICAN HONDA FINANCE

CORPORATION, as Lender

By:	/s/ Vijay Raman
Name:	Vijay Raman
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

TD BANK, N.A., as Lender

By:	/s/ Bruce Tuckey
Name:	Bruce Tuckey
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

ALLY BANK, as Lender

By:	/s/ Jason Laughlin
Name:	Jason Laughlin
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

SANTANDER BANK, N.A., as Lender

By:	/s/ Jeff Lemond
Name:	Jeff Lemond
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

VW CREDIT, INC., as Lender

By:	/s/ Donald Harding
Name:	Donald Harding
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

HYUNDAI CAPITAL AMERICA, as Lender

By:	/s/ Sam Frobe
Name:	Sam Frobe
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

CAPITAL ONE, N.A., as Lender

By:	/s/ Brian Farley
Name:	Brian Farley
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

BRANCH BANKING & TRUST COMPANY, as Lender

By:	/s/ Lincoln LaCour
Name:	Lincoln LaCour
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

BMO HARRIS BANK, N.A., as Lender

By:	/s/ Joseph Connolly
Name:	Joseph Connolly
Title:

SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

ACKNOWLEDGMENT AND CONSENT OF GUARANTORS

Each undersigned Guarantor hereby acknowledges, consents, and agrees to all terms and conditions of the foregoing amendment.

797 VALLEY STREET, LLC

CADILLAC OF PORTLAND LLOYD CENTER, LLC

CAMP AUTOMOTIVE, INC.

DAH CHONG HONG CA TRADING LLC

DAH CHONG HONG TRADING CORPORATION

DARON MOTORS LLC

DCH (OXNARD) INC.

DCH AUTO GROUP (USA) INC.

DCH BLOOMFIELD LLC

DCH CA, LLC

DCH CALIFORNIA INVESTMENTS LLC

DCH CALIFORNIA MOTORS INC.

DCH DEL NORTE, INC.

DCH DMS NJ, LLC

DCH ESSEX INC.

DCH FINANCIAL NJ, LLC

DCH FREEHOLD LLC

DCH FREEHOLD-V, LLC

DCH HOLDINGS LLC

DCH INVESTMENTS, INC. (NEW JERSEY)

DCH INVESTMENTS, INC. (NEW YORK)

DCH KOREAN IMPORTS LLC

DCH MAMARONECK LLC

DCH MANAGEMENT SERVICES, INC.

DCH MANAGEMENT, INC.

DCH MISSION VALLEY LLC

DCH MONMOUTH LLC

DCH MONTCLAIR LLC

DCH MOTORS LLC

DCH NANUET LLC

DCH NJ TEAM MEMBER SERVICES CORPORATION

DCH NORTH AMERICA, INC.

DCH NY MOTORS LLC

DCH OXNARD 1521 IMPORTS INC.

DCH RIVERSIDE-S, INC.

DCH SIMI VALLEY INC.

DCH SUPPORT SERVICES, LLC

DCH TEMECULA IMPORTS LLC

DCH TEMECULA MOTORS LLC

DCH TEMECULA MOTORS, II, INC.

DCH THOUSAND OAKS-F, INC.

SIGNATURE PAGE TO ACKNOWLEDGMENT AND CONSENT OF GUARANTORS

DCH TL HOLDINGS LLC

DCH TL NY HOLDINGS LLC

DCH TORRANCE IMPORTS INC.

FREEHOLD NISSAN LLC

HUTCHINS EUGENE NISSAN, INC.

HUTCHINS IMPORTED MOTORS, INC.

LAD ADVERTISING, INC.

LBMP, LLC

LDLC, LLC

LFKF, LLC

LGPAC, INC.

LITHIA ACDM, INC.

LITHIA AIRCRAFT, INC.

LITHIA AUTO SERVICES, INC.

LITHIA AUTOMOTIVE, INC.

LITHIA BCRGF, INC.

LITHIA BNM, INC.

LITHIA BRYAN TEXAS, INC.

LITHIA CCTF, INC.

LITHIA CDH, INC.

LITHIA CIMR, INC.

LITHIA CJDO, INC.

LITHIA CJDSA, INC.

LITHIA CJDSF, INC.

LITHIA CM, INC.

LITHIA CO, INC.

LITHIA CSA, INC.

LITHIA DE, INC.

LITHIA DM, INC.

LITHIA DMID, INC.

LITHIA DODGE OF TRI-CITIES, INC.

LITHIA FBCS, LLC

LITHIA FINANCIAL CORPORATION

LITHIA FLCC, LLC

LITHIA FMF, INC.

LITHIA FORD OF BOISE, INC.

LITHIA FRESNO, INC.

LITHIA HDM, INC.

LITHIA HGF, INC.

LITHIA HMID, INC.

LITHIA HPI, INC.

LITHIA IMPORTS OF ANCHORAGE, INC.

LITHIA JEF, INC.

LITHIA KLAMATH, INC.

LITHIA LBGGF, INC.

LITHIA LHGF, INC.

SIGNATURE PAGE TO ACKNOWLEDGMENT AND CONSENT OF GUARANTORS

LITHIA LSGF, INC.

LITHIA MBDM, INC.

LITHIA MEDFORD HON, INC.

LITHIA MMF, INC.

LITHIA MOTORS SUPPORT SERVICES, INC.

LITHIA MTLM, INC.

LITHIA NA, INC.

LITHIA NC, INC.

LITHIA ND ACQUISITION CORP. #1

LITHIA ND ACQUISITION CORP. #3

LITHIA ND ACQUISITION CORP. #4

LITHIA NDM, INC.

LITHIA NF, INC.

LITHIA NSA, INC.

LITHIA OF ABILENE, INC.

LITHIA OF ANCHORAGE, INC.

LITHIA OF BELLINGHAM, LLC

LITHIA OF BEND #1, LLC

LITHIA OF BEND #2, LLC

LITHIA OF BILLINGS II, LLC

LITHIA OF BILLINGS, INC.

LITHIA OF CLEAR LAKE, LLC

LITHIA OF CONCORD I, INC.

LITHIA OF CONCORD II, INC.

LITHIA OF CORPUS CHRISTI, INC.

LITHIA OF DES MOINES, INC.

LITHIA OF EUGENE, LLC

LITHIA OF EUREKA, INC.

LITHIA OF FAIRBANKS, INC.

LITHIA OF GREAT FALLS, INC.

LITHIA OF HELENA, INC.

LITHIA OF HONOLULU-A, INC.

LITHIA OF HONOLULU-BGMCC, LLC

LITHIA OF HONOLULU-V, LLC

LITHIA OF KILLEEN, LLC

LITHIA OF LODI, INC.

LITHIA OF MAUI-H, LLC

LITHIA OF MISSOULA II, LLC

LITHIA OF MISSOULA III, LLC

LITHIA OF MISSOULA, INC.

LITHIA OF POCATELLO, INC.

LITHIA OF PORTLAND, LLC

LITHIA OF ROSEBURG, INC.

LITHIA OF SANTA ROSA, INC.

LITHIA OF SEATTLE, INC.

LITHIA OF SOUTH CENTRAL AK, INC.

SIGNATURE PAGE TO ACKNOWLEDGMENT AND CONSENT OF GUARANTORS

LITHIA OF SPOKANE II, INC.

LITHIA OF SPOKANE III, INC.

LITHIA OF SPOKANE, INC.

LITHIA OF STOCKTON, INC.

LITHIA OF STOCKTON-V, INC.

LITHIA OF TF, INC.

LITHIA OF WALNUT CREEK, INC.

LITHIA OF WASILLA, LLC

LITHIA REAL ESTATE, INC.

LITHIA RENO SUB-HYUN, INC.

LITHIA ROSE-FT, INC.

LITHIA SALMIR, INC.

LITHIA SEA P, INC.

LITHIA SEASIDE, INC.

LITHIA SOC, INC.

LITHIA TA, INC.

LITHIA TO, INC.

LITHIA TR, INC.

LITHIA VAUDM, INC.

LITHIA VF, INC.

LLL SALES CO LLC

LMBB, LLC

LMBP, LLC

LMOP, LLC

LSTAR, LLC

MEDFORD INSURANCE, LLC

MILFORD DCH, INC.

PARAMUS WORLD MOTORS LLC

RFA HOLDINGS, LLC

LITHIA OF MILWAUKIE, INC.

SALEM-B, LLC

SALEM-H, LLC

SALEM-V, LLC

SHARLENE REALTY LLC

SOUTHERN CASCADES FINANCE CORPORATION

TUSTIN MOTORS, INC.

By:	/s/ Bryan DeBoer
Name:	Bryan DeBoer
Title:	President/Chief Executive Officer

By:	/s/ John North
Name:	John North
Title:	VP of Finance/Chief Accounting Officer

SIGNATURE PAGE TO ACKNOWLEDGMENT AND CONSENT OF GUARANTORS

SCHEDULE 1

(Effective as of July 27, 2016 after giving effect to July 2016 Increase)

Name of Financial Institution	Pro Rata Share of Aggregate Lender Commitment	New Vehicle Floorplan Commitment	Used Vehicle Floorplan Commitment	Revolving Loan Commitment
U.S. Bank National Association	12.5365853658537%	$181,780,487.80	$43,878,048.78	$31,341,463.42
J.P. Morgan Chase Bank, N.A.	12.5365853658537%	$181,780,487.80	$43,878,048.78	$31,341,463.42
Toyota Motor Credit Corporation	12.5365853658537%	$181,780,487.80	$43,878,048.78	$31,341,463.42
American Honda Finance Corporation	7.0731707317073%	$102,560,975.61	$24,756,097.56	$17,682,926.83
Mercedes-Benz Financial Services USA LLC	7.0731707317073%	$102,560,975.61	$24,756,097.56	$17,682,926.83
TD Bank, N.A.	7.0731707317073%	$102,560,975.61	$24,756,097.56	$17,682,926.83
Bank of America, N.A.	6.0975609756098%	$88,414,634.15	$21,341,463.41	$15,243,902.44
Capital One, N.A.	6.0975609756098%	$88,414,634.15	$21,341,463.41	$15,243,902.44
BMW Financial Services NA, LLC	5.3658536585366%	$77,804,878.05	$18,780,487.80	$13,414,634.15
KeyBank National Association	3.9024390243902%	$56,585,365.85	$13,658,536.59	$9,756,097.56
Bank of the West	3.6585365853659%	$53,048,780.49	$12,804,878.05	$9,146,341.46
Ally Bank	2.6829268292683%	$38,902,439.02	$9,390,243.90	$6,707,317.08
BMO Harris Bank N.A.	2.4390243902439%	$35,365,853.66	$8,536,585.37	$6,097,560.97
Branch Banking & Trust Company	2.4390243902439%	$35,365,853.66	$8,536,585.37	$6,097,560.97
Santander Bank, N.A.	2.4390243902439%	$35,365,853.66	$8,536,585.37	$6,097,560.97
VW Credit, Inc.	2.4390243902439%	$35,365,853.66	$8,536,585.37	$6,097,560.97
Nissan Motor Acceptance Corporation	2.1463414634146%	$31,121,951.22	$7,512,195.12	$5,365,853.66
Hyundai Capital America	1.4634146341463%	$21,219,512.20	$5,121,951.22	$3,658,536.58
TOTAL	100%	$1,450,000,000.00	$350,000,000.00	$250,000,000.00